UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 3, 2008

STANDARD MICROSYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Arkay Drive, Hauppauge, New York 11788
(Address of principal executive offices) (Zip Code)
(631) 435-6000
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) On June 3, 2008, Steven J. Bilodeau announced his intention to retire from the positions of President and Chief Executive Officer of Standard Microsystems Corporation (the “Company”), effective upon the appointment of his replacement. Mr. Bilodeau will continue to serve as the Chairman of the Board of Directors of the Company. The Company’s Board of Directors has established a search committee and will be considering both internal and external candidates for the position.
A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on June 3, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION (Registrant)
Date: June 3, 2008	By:	/s/ Walter Siegel
Walter Siegel
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by the Company on June 3, 2008